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                                                                      Exhibit 24
                               POWER OF ATTORNEY
                      FORM S-8 REGISTRATION STATEMENT FOR
CAMPBELL SOUP COMPANY MANAGEMENT WORLDWIDE INCENTIVE PLAN, SUPPLEMENTAL SAVINGS
                       PLAN AND THE SALARY DEFERRAL PLAN

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John M. Coleman and John J. Furey, and each of them severally, until March 31, 1996, their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 covering the registration under the Securities Act of 1933 for participations in the Campbell Soup Company Management Worldwide Incentive Plan, Supplemental Savings Plan and Salary Deferral Plan and any amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fat and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     CAMPBELL SOUP COMPANY                           January 25, 1996
     ---------------------

                                   Signature
                                   ---------

/S/David W. Johnson                            /S/Charles H. Mott
----------------------------                   ------------------------------
David W. Johnson                               Charles H. Mott
Chairman, President and Chief                  Director
Executive Officer and Director

/S/Alva A. App                                 /S/Ralph A. Pfeiffer, Jr.
------------------                             ------------------------------
Alva A. App                                    Ralph A. Pfeiffer, Jr.
Director                                       Director

/S/Edmund M. Carpenter                         /S/George M. Sherman
---------------------------                    ------------------------------
Edmund M. Carpenter                            George M. Sherman
Director                                       Director

/S/Bennett Dorrance                            /S/Donald M. Stewart
-----------------------------                  -----------------------------
Bennett Dorrance                               Donald M. Stewart
Director                                       Director

/S/Thomas W. Field, Jr.                        /S/George Strawbridge, Jr
----------------------------                   ------------------------------
Thomas W. Field, Jr.                           George Strawbridge, Jr.
Director                                       Director

/S/Philip E. Lippincott                        /S/Robert J. Vlasic
-----------------------                        ------------------------------
Philip E. Lippincott                           Robert J. Vlasic
Director                                       Director

/S/Mary Alice Malone                           /S/Charlotte C. Weber
------------------------                       -----------------------------
Mary Alice Malone                              Charlotte C. Weber
Director                                       Director





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